SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               FEBRUARY 25, 2009


                               ENTECH SOLAR, INC.
                               ------------------
               (Exact Name of Registrant as specified in charter)

  Delaware                            0-16936                      33-0123045
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(State or other jurisdiction         (Commission                (IRS Employer
   of incorporation)                  File Number)           Identification No.)


   200 Ludlow Drive, Ewing Business Park, Ewing, New Jersey        08638
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      (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:   609/ 818-0700


               ----------------------------------------------
       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 25, 2009, the Company issued a press release announcing that Walter
J. Hesse, a member of the Company's board of directors and a co-founder of Entech, Inc., had passed away. A copy of the press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1    Press Release dated February 25, 2009.

 ______________________________________________________________________________

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENTECH SOLAR, INC.


By:  /s/ Frank W. Smith
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     Frank W. Smith
     Chief Executive Officer


Date:  February 26, 2009



EXHIBIT INDEX
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99.1     Press release dated February 25, 2009

                                                                 EXHIBIT 99.1


[ENTECH SOLAR, INC. LOGO - GRAPHIC OMITED]



             ENTECH SOLAR BOARD MEMBER WALTER J. HESSE PASSES AWAY

FORT WORTH, TX - February 25, 2009 - Entech Solar (OTC BB: ENSL.OB) today announced that Dr. Walter J. Hesse, a member of the Company's Board of Directors and a co-founder of ENTECH, Inc., has died. He was 85 years old.

"We are deeply saddened by this news," said Frank Smith, CEO of Entech Solar. "Walter, one of the co-founders of ENTECH in 1983, was known as a visionary whose accomplishments were well regarded throughout the solar industry. His work - spanning more than 60 years - laid the foundation for our Company and the proprietary technology which we are now in the process of commercializing. Walter built a solid team of engineers dedicated to bringing our patented solar power solutions to market, and it is unfortunate that he will not live to see the impact that these technologies will have on alternative energy generation. On behalf of the Board, we send our condolences to his family and thank him for all that he has given to the solar field."

Dr. Hesse had been involved in the development of high-tech solar power systems since 1977, including the Fresnel lens concentrating technology that is now the centerpiece of the Entech Solar business. He also served in key positions in several national organizations, including Chairman of the Board and President of the Solar Energy Industry Association (SEIA). He served on the Boards of the U.S. Solar Energy Research Institute and the National Renewable Energy Laboratory (NREL) and was also a member of the Scientific Panel to the Congressional House Committee on Science and Astronautics, a member of the Advisory Board for Joint Task Force Two of the Joint Chiefs of Staff, a member of the Texas Commission on Atomic Energy, and Chairman of the Board of the Aerospace Education Foundation of the Air Force Association. Dr. Hesse published more than 100 technical papers and was the author of two college textbooks in the field of jet propulsion.



ENTECH SOLAR PRESS CONTACT:
Jessica Bloomgarden
jbloomgarden@entechsolar.com
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ENTECH SOLAR INVESTOR RELATIONS CONTACT:
Chris Witty
(646) 438-9385
cwitty@darrowir.com
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